Execution Version

November 14, 2016

HollyFrontier Corporation
Senior Unsecured 3-Year Term Loan Facility

Amendment No. 1 to Term Loan Agreement
HollyFrontier Corporation
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attention:     Mr. Stephen D. Wise
Vice President and Treasurer

Ladies and Gentlemen:
Reference is made to the Senior Unsecured 3-Year Term Loan Agreement, dated as of April 28, 2016 (the “Term Loan Agreement”), among HollyFrontier Corporation, as Borrower (the “Borrower”), Toronto Dominion (Texas) LLC, as Administrative Agent (the “Administrative Agent”) and the Lenders party thereto from time to time (the “Lenders”). Each capitalized term not defined herein shall have the meaning assigned to such term in the Term Loan Agreement. All references to sections herein shall be to sections of the Term Loan Agreement unless otherwise indicated.
The Borrower has requested that Lenders constituting the Required Lenders consent to the amendment of Section 2.11(a) of the Term Loan Agreement by (a) deleting clause (ii) from such section in its entirety, (b) deleting the reference to “(i)” from such section and (c) inserting a period immediately after the remaining reference to Section 2.11(b), and deleting the word “and” immediately after such reference, in such section (clauses (a), (b) and (c) hereof, collectively the “Amendments”).
This Amendment No. 1 to Term Loan Agreement (this “Letter”) and the Amendments shall be effective upon the satisfaction of the following conditions (the “Effective Date”): (a) the Borrower, the Administrative Agent and Lenders constituting the Required Lenders shall have delivered executed counterparts of this Letter, (b) both prior to and after giving effect to this Letter and the Amendments, no Default or Event of Default shall have occurred and be continuing, and (c) each of the representations and warranties of the Borrower contained herein shall be true and correct in all material respects.

The Borrower makes the following representations: (a) the Borrower (i) is duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Letter and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Letter and (b) the Borrower has duly executed and delivered this Letter and this Letter constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

The provisions of the Term Loan Agreement, as amended by this Letter, shall remain in full force and effect following the Effective Date. On and after the Effective Date, this Letter shall constitute a “Loan Document” for all purposes of the Term Loan Agreement and the other Loan Documents. On and after the Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Term Loan Agreement, shall, unless the context otherwise requires, mean the Term Loan Agreement, as amended by this Letter.

The execution, delivery and effectiveness of this Letter shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Term Loan Agreement, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of the Term Loan Agreement.

This Letter may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission, i.e., a “pdf” or a “tif”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

The Borrower agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses (including fees and expenses of counsel) incurred in connection with this Letter, any other documents prepared in connection herewith and the transactions contemplated hereby, in each case, in accordance with Section 9.03(a).

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Letter to be duly executed effective as of the Effective Date.

HOLLYFRONTIER CORPORATION, as Borrower

By: /s/ Stephen D. Wise
Name: Stephen D. Wise
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1 Letter Agreement]

TORONTO DOMINION (TEXAS) LLC, as Administrative Agent and a Lender

By: /s/ Alice Mare
Name: Alice Mare
Title: Authorized Signatory

[Signature Page to Amendment No. 1 Letter Agreement]

CITIBANK, N.A., as a Lender

By: /s/ Saqeeb Ludhi
Name: Saqeeb Ludhi
Title: Vice President

[Signature Page to Amendment No. 1 Letter Agreement]

SUNTRUST BANK, as a Lender

By: /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

[Signature Page to Amendment No. 1 Letter Agreement]

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Nathan Starr
Name: Nathan Starr
Title: Vice President

[Signature Page to Amendment No. 1 Letter Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ J. Frazell
Name: J. Frazell
Title: Director

[Signature Page to Amendment No. 1 Letter Agreement]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Alia Qaddumi
Name: Alia Qaddumi
Title: Director

[Signature Page to Amendment No. 1 Letter Agreement]

BNP PARIBAS, as a Lender

By: /s/ Joe Onischuk
Name: Joe Onischuk
Title: Managing Director

By: /s/ Reginald Crichlow
Name: Reginald Crichlow
Title: Vice President

[Signature Page to Amendment No. 1 Letter Agreement]

CITIZENS BANK, N.A., as a Lender

By: /s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

[Signature Page to Amendment No. 1 Letter Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Todd Vaubel
Name: Todd Vaubel
Title: Vice President

[Signature Page to Amendment No. 1 Letter Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ M. Colin Warman
Name: M. Colin Warman
Title: Managing Director

[Signature Page to Amendment No. 1 Letter Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page to Amendment No. 1 Letter Agreement]

FIFTH THIRD BANK, as a Lender

By: /s/ Larry Hayes
Name: Larry Hayes
Title: Director

[Signature Page to Amendment No. 1 Letter Agreement]

SCOTIABANC INC., as a Lender

By: /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

[Signature Page to Amendment No. 1 Letter Agreement]